Convertible Debentures:	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Convertible Debentures:

Note 9 – Convertible Debentures:

On June 29, 2011, The Company entered into a Note Purchase Agreement with JMJ Financial in which the Company issued to JMJ Financial convertible promissory notes in the amount of $1,850,000. These notes are convertible into shares of the Company’s common stock based on 80% of the lowest trade price in the 25 days pervious to the conversion. The Notes have a maturity of three years and each bear an 8% one-time original issue discount interest charge, payable on issuance. As of September 30, 2011 the Company has issued and received $717,840 less the original issue interest charge of $37,840.

In September 2011, JMJ Financial converted a portion of their convertible debenture into common stock. The Company issued 500,000 shares of stock and reduced their note payable by $61,200.